Exhibit 10.2

股权转让合同

Equity Transfer Contract

徐升洋

与

（浙江海创锂电科技有限公司）

签订之

浙江升阳再生资源科技有限公司

股 权 转 让 合 同

Zhejiang Shengyang Renewable Resources Technology Co., Ltd.

Equity Transfer Contract

between

Xu Shengyang

and

Zhejiang Hitrans Lithium Technology Co., Ltd.

2023年 9 月

September 2023

中国金华

Jinhua, China

股权转让合同
Equity Transfer Contract

目录

Table of Contents

第一条	目标股权的基本情况	3

Article 1	Basic Information of Target Equity	3

第二条	投资前提条件	3

Article 2	Prerequisites for the Investment	3

第三条	股权转让价款	5

Article 3	Equity Transfer Price	5

第四条	股权转让价款的支付	5

Article 4	Payment of the Equity Transfer Price	5

第五条	承诺及保证	6

Article 5	Commitments and Warranties	6

第六条	相关手续办理	9

Article 6	Handling of Relevant Formalities	9

第七条	合同的变更、解除	9

Article 7	Change and Termination of Contract	9

第八条	违约责任	11

Article 8	Liability for Breach of Contract	11

第九条	争议的解决	12

Article 9	Dispute Resolution	12

第十条	通知及送达	12

Article 10	Notice and Service	12

第十一条	合同的生效	13

Article 11	Effectiveness of the Contract	13

第十二条	其他	13

Article 12	Miscellaneous	13

i

股权转让合同
Equity Transfer Contract

股权转让合同

Equity Transfer Contract

受让方（甲方）：

Transferee (Party A):

浙江海创锂电科技有限公司

Zhejiang Hitrans Lithium Technology Co., Ltd.

注册地址：浙江省绍兴市杭州湾上虞经济技术开发区纬七东路5号

Registered Address: No.5, Weiqi East Road, Shangyu Economic and Technological Development Zone, Hangzhou Bay, Shaoxing City, Zhejiang Province

法定代表人：吴海军

Legal Representative: Wu Haijun

转让方：（乙方）：徐升洋

Transferor (Party B): Xu Shengyang

身份证号： ***

ID card number: ***

目标公司（丙方）：

Target Company (Party C):

浙江升阳再生资源科技有限公司

Zhejiang Shengyang Renewable Resources Technology Co., Ltd.

注册地址： 浙江省金华市婺城区金西经济开发区

Registered address: Jinxi Economic Development Zone, Wucheng District, Jinhua City, Zhejiang Province

法定代表人： 徐升洋

Legal representative: Xu Shengyang

股权转让合同
Equity Transfer Contract

鉴于：

Whereas

1.	浙江升阳再生资源科技有限公司（以下简称“目标公司”或“公司”）系一家根据中国法律设立并存续的有限责任公司，注册资本为人民币【1000】万元；住所地【浙江金华】。

1.	Zhejiang Shengyang Renewable Resources Technology Co., Ltd. (hereinafter referred to as the “Target Company” or the “Company”) is a limited liability company incorporated and operating under the laws of the People's Republic of China, with a registered capital of [RMB 10,000,000]; domicile: [Jinhua City, Zhejiang Province].

2.	截至本合同签署之日，目标公司股东具体持股情况为如下：

2.	As of the signing date of this Contract, the specific holdings of the Shareholders of the Target Company are as follows:

股东名称 Shareholder Name	出资额（万元） Capital Contribution (RMB 10,000)	持股比例（％） Shareholding Ratio (%)
徐升洋 Xu Shengyang	970	97.00
蒋光勤 Jiang Guangqin	30	3.00
合计 Total	1000	100.00

3.	乙方有意转让其持有目标公司部分股权，甲方同意按照本合同的约定受让乙方持有的目标公司部分股权；

3.	Party B intends to transfer part of the equity of the Target Company held by Party B, and Party A shall agree to accept such part of the equity of the Target Company held by Party B as agreed herein.

股权转让合同
Equity Transfer Contract

为此，本合同各方达成一致协议如下：

Therefore, the Parties hereto have reached an agreement as follows:

第一条 目标股权的基本情况

Article 1 Basic Information of Target Equity

1.1	截至本合同签署之日，乙方出资人民币【970】万元（【玖佰柒拾】万元整），占目标公司注册资本总额的【97】%。乙方同意根据本合同的条件和条款将其所持有的目标公司【26】%的股权转让给甲方。

1.1	As of the signing date hereof, Party B has contributed [RMB 9,700,000] ([Nine Million and Seven Hundred Thousand Yuan Only]) accounting for [97] % of the total registered capital of the Target Company. Party B shall agree to transfer [26] % of the Target Company’s equity held by Party B to Party A in accordance with the terms and conditions hereof.

1.2	本协议项下股权交易完成过户后3个月内，乙方须将目标公司另44%股权转让至甲方名下，每股受让价格按照本次交易的价格执行。详细交易条款另行约定。

1.2	Within 3 months after the completion of the equity transaction hereunder, Party B shall transfer another 44% of the equity of the Target Company to Party A, and the transfer price per share shall be based on the price of this transaction. Detailed terms of this transaction will be agreed separately.

第二条 投资前提条件

Article 2 Prerequisites for the Investment

2.1	各方确认，转让方在本合同项下的义务以下列条件为前提：

2.1	The Parties confirm that the obligations of the Transferor hereunder are subject to the following conditions:

2.1.1	转让方已书面通知目标公司其他股东，并已取得其他股东放弃优先受让本次所转让股权的相关书面文件。

2.1.1	The Transferor has notified the other Shareholders of the Target Company in writing and has obtained relevant written documents stating that the other Shareholders have waived their pre-emption to acquire the equity transferred this time.

股权转让合同
Equity Transfer Contract

2.1.2	转让方已向受让方充分、完整披露了公司的资产、负债、权益、对外担保以及与本合同有关的信息等；转让方承诺已向受让方提供的公司【2020】年至【2022】年的财务会计报表真实地完整地反映了公司在该期间的资产、负债和盈利状况。

2.1.2	The Transferor has fully and completely disclosed the Company’s assets, liabilities, rights and interests, external guarantees, and information related to this Contract to the Transferee; the Transferor shall hereby state and ascertain that the financial and accounting statements of the Company for the years from [2020] to [2022] that have been provided to the Transferee truthfully and completely reflect the Company’s assets, liabilities and profitability during that period.

2.1.3	转让方保证在过渡期内（指本合同签订之日至按本合同约定的期限完成投资至办理完工商变更登记之间的时间段），公司的经营或财务状况没有发生重大的不利变化，不存在未披露的正在进行的诉讼或仲裁事项；未经受让方同意,公司或其控股子公司不得与他人达成以公司或其控股子公司为当事人的合资、合伙合同或直接设立独资子公司；公司股东不得转让其所持公司股权亦不得进行增资、减资或其他任何有损甲方利益的行为，如确有必要需书面通知受让方并获得其同意。

2.1.3	The Transferor warrants that during the transition period (the period from the signing date of this Contract to the completion of the investment within the period agreed herein and the completion of industrial and commercial change registration), there is no material adverse change in the operation or financial condition of the Company and there are no undisclosed on-going litigations or arbitrations; neither the Company nor any of its controlling subsidiary shall enter into a joint venture or a partnership contract with such other parties to which the Company or its controlling subsidiary is a party or directly establish a wholly-owned subsidiary without the consent of the Transferee; no Shareholder of the Company shall transfer the equity held by him/her, nor shall he/she increase or reduce the capital or undertake any other act detrimental to the interests of Party A. If such an Equity Transfer or a capital increase or a reduction is necessary, the Shareholder shall notify the Transferee in writing and obtain its consent.

2.1.4	转让方在过渡期内不向公司股东以外的第三方转让其所持有的部分或全部公司股权，如确有必要需书面通知受让方并获得其同意；

2.1.4	During the transition period, the Transferor shall not transfer its equity in the Company, be it in whole or in part, to any third party other than the Shareholders of the Company and shall notify the Transferee in writing and obtain its consent if such an Equity Transfer is necessary;

2.1.5	转让方保证在过渡期内：公司没有处置其主要资产或在其上设置担保，也没有发生或承担任何重大债务，除了通常业务经营中的处置或负债以外；

2.1.5	The Transferor shall warrant that during the transition period: the Company has not disposed of its major assets or encumbered them with guarantees, nor incurred or assumed any material debt other than disposals or liabilities in the ordinary course of business operations;

2.1.6	乙方确认自2022年12月31日起至本协议签署之日未进行利润分配，且承诺自本协议签署之日起至股权转让完成之日不进行利润分配。

2.1.6	Party B shall confirm that it has not made profit distribution from December 31, 2022 to the date of signing this Agreement, and shall undertake not to make profit distribution from the date of signing this Agreement to the date of completion of the Equity Transfer.

股权转让合同
Equity Transfer Contract

第三条 股权转让价款

Article 3 Equity Transfer Price

3.1	本合同各方就股权转让价已协商一致，按照协议价进行转让。协议价按照目标公司100%股权价值人民币11000万元（【壹亿壹仟】万元整）进行定价。

3.1	The Parties hereto have reached an agreement about the Equity Transfer Price and shall transfer the equity at the agreed price. The agreed price shall be determined based on 100% of the equity value of the Target Company of RMB 110,000,000 ([One Hundred and Ten Million Yuan Only]).

3.2	本合同各方同意，乙方向甲方转让其持有的目标公司【26】%股权的价款为人民币【2860】万元（【贰仟捌佰陆拾】万元整）。

3.2	The Parties hereto shall agree that the transfer price of the [26] % of the equity of the Target Company held by Party B to Party A shall be [RMB 28,600,000] ([Twenty-eight Million and Six Hundred Thousand Yuan Only]).

第四条 股权转让价款的支付

Article 4 Payment of the Equity Transfer Price

4.1	本合同各方同意按两笔予以支付。甲方于本合同生效且各方约定的前提条件得以满足后5个工作日内向乙方支付50%的股权转让价款；在甲方支付50%股权转让款后15个工作日内，目标公司将26%股权过户至甲方名下；在完成26%股权过户后5个工作日内，甲方将剩余50%股权转让款支付给乙方。乙方应在收款之同时，向甲方开具合规的收据。

4.1	The Parties shall agree to make payment in two installments. Party A shall pay 50% of the Equity Transfer Price to Party B within 5 working days after this Contract takes effect and the prerequisites agreed upon by the Parties are met; within 15 working days after Party A pays 50% of the Equity Transfer Price, the Target Company shall transfer 26% equity to Party A; within 5 working days after the completion of the transfer of the 26% equity, Party A shall pay the remaining 50% of Equity Transfer Price to Party B. Party B shall issue a compliant receipt to Party A upon receipt of the payment.

4.2	受让方应根据本合同之约定将转让价款支付至转让方如下银行账户或转让方于签署日后另行书面通知的其他银行账户：

4.2	The Transferee shall pay the transfer price to the following bank account of the Transferor or other bank account otherwise notified by the Transferor in writing after the signing of the Contract and in accordance with the provisions of thereof:

户名 Account Name	徐升洋 Xu Shengyang
开户行 Bank of Deposit	宁波银行金华分行 Bank of Ningbo, Jinghua Branch
账户 Account No.	***

股权转让合同
Equity Transfer Contract

4.3	各方同意，股权转让所涉及的税款由各方依法承担并缴纳。

4.3	The Parties agree that the taxes involved in the Equity Transfer shall be borne and paid by the Parties in accordance with the law.

4.4	公司的未分配利润，以及本次股权转让完成之日前后公司产生的所有利润，由转让后的股东共同享有。

4.4	The undistributed profits of the Company and all the profits generated by the Company before and after the completion date of this Equity Transfer shall be shared by the Shareholders after the transfer.

第五条 承诺及保证

Article 5 Commitments and Warranties

5.1	甲方向乙方保证和承诺如下：

5.1	Party A shall warrant and undertake to Party B as follows:

1、	甲方是依法注册成立并且合法存续的企业法人，具有依照《公司法》及其公司章程签署本合同的权利能力和行为能力，并有足够的能力全面履行本合同规定的义务。

1.	Party A is an enterprise legal person legally incorporated and operating in accordance with the applicable laws, holding the right and capacity to execute this Contract in accordance with the Company Law and its Articles of Association, and has sufficient ability to perform its obligations hereunder fully.

2、	本合同的签署和履行不与甲方公司章程或有关法律、法规、条例等有约束力的规范性文件及签订的协议所承担的义务相冲突。

2.	The execution and performance of this Contract shall not conflict with the obligations under the Articles of Association of Party A or the relevant laws, regulations, rules, and other binding normative documents and agreements.

股权转让合同
Equity Transfer Contract

3、	提供给公司的所有资料是真实的、完整的、准确的、有效的，不包含任何虚假成分，没有为误导公司而故意省略部分关键事实。

3.	All information provided to the Company is true, complete, accurate and valid, without any falseness or intentional omission of any key fact premeditated to mislead the Company.

5.2	乙方向甲方保证和承诺如下：

5.2	Party B shall warrant to Party A and shall undertake the following:

1、	拥有签订并履行本合同义务的全部权利与授权，并依据中国法律具有签订本合同所有的资格条件和/或行为能力。

1.	Party B has all the rights and authorization to enter into the Contract and perform the obligations hereunder and has all the qualifications and/or capacity to enter into this Contract in accordance with the Laws of the People’s Republic of China.

2、	本合同的签订或履行不违反以其为一方的任何重大合同或协议。

2.	The execution or performance of this Contract does not violate any material contract or agreement to which it is a party.

3、	已就与本次交易向受让方提供的一切文件资料均是真实、有效完整的。

3.	All documents and materials provided to the Transferee regarding this transaction are true, valid and complete.

4、	在公司股东会上同意选举甲方（受让方）推荐的1名董事候选人为董事。

4.	Party B shall agree to elect, at a Meeting of the Shareholders of the Company, one Director candidate recommended by Party A (Transferee).

5、	自股权转让完成之日起3年内，不以任何方式(包括设立新的企业)从事与公司业务相同或类似的业务，否则其所得的利润归公司所有。

5.	Within 3 years of the date of completion of the Equity Transfer, it shall not engage in the same or similar business as the Company’s business in any way (including by establishing a new enterprise), otherwise any profits arising therefrom shall be due and given to the Company.

6、	甲方依据本协议或其他相关协议约定解除本协议而要求乙方退还受让款及其他款项的，乙方应在约定的期限内予以退还。

6.	Should Party A terminate this Agreement in accordance herewith or subject to any other relevant agreement, and then require Party B to refund the transfer payment and other payments, Party B shall refund the payment as agreed.

股权转让合同
Equity Transfer Contract

5.3	目标公司（公司）保证和承诺如下：

5.3	The Target Company (Company) shall warrant and undertake as follows:

1、	公司是依法注册登记并且合法存续的企业法人，具有签署本合同的权利能力和行为能力，并有足够的能力全面履行本合同规定的义务，且本合同的签署和履行不会与公司章程或有关法律、法规、条例等有约束力的规范性文件或签订的协议等所承担的义务相冲突。

1.	The Company is an enterprise legal person legally incorporated and existing in accordance with the law, and has sufficient capacity to fully perform the obligations stipulated in this Contract; the execution and performance of this Contract shall not conflict with the obligations undertaken by the Company under its Articles of Association or relevant laws, regulations, rules and other binding regulatory documents or agreements entered into.

2、	负责办理股权转让的工商登记手续。

2.	The Company is responsible for handling the industrial and commercial registration procedures for Equity Transfer.

3、	同意甲方成为公司股东后，有权查阅、复制公司的会计报表、会计账簿和会计凭证或委托注册会计师或财务人员对公司的财务情况进行核查。

3.	Party A shall have the right to access and copy the Company’s financial statements, accounting books, and accounting vouchers, or entrust registered accountant or financial personnel to verify the Company’s financial condition after Party A becomes a Shareholder of the Company.

4、	公司应与其主要管理人员及核心技术人员（具体名单详见《股权转让协议》附件一）签订相关竞业禁止的协议，约定其主要管理人员及核心技术人员在公司任职期间不得以任何方式从事与公司业务相竞争的业务经营活动（包括但不限于自己从事或帮助他人从事的方式）；其主要管理人员及技术人员因任何原因离职的，如公司要求，自离职之日起两年内，不得在与公司有业务竞争关系的其他企业内任职或自营、帮助他人从事与公司业务相竞争的业务。

4.	The Company shall enter into a non-compete agreement with its major management personnel and core technical personnel (see Annex I to the Equity Transfer Agreement for the detailed list), which stipulates that its major management personnel and core technical personnel shall not engage in any business activities that compete with the Company’s business (including but not limited to engaging themselves or helping others to engage in such activities) during the period of their employment in the Company; if its major management personnel and technical personnel leave the Company for any reason, as required by the Company, they shall not, within two years from the date of departure, take up positions in other enterprises that have business competition with the Company or operate their own operations or help others to engage in businesses that compete with the Company’s business.

5、	已就与本次交易向受让方提供的一切文件资料均是真实、有效完整的。

5.	All documents and materials provided to the Transferee regarding this transaction are true, valid, and complete.

6、	公司签署本协议完全符合《公司法》、《公司章程》的约定，签署本协议及作出相关承诺经股东会及董事会一致决议通过，不存在任何法律实质及程序的违法违规。

6.	The execution of this Agreement by the Company is in full compliance with the provisions of the Company Law and the Articles of Association of the Company. The execution of this Agreement and the relevant commitments have been unanimously approved by the Shareholders’ meeting and the Board of Directors without any substantial and procedural violation of any law.

股权转让合同
Equity Transfer Contract

第六条 相关手续办理

Article 6 Handling of Relevant Formalities

6.1	各方同意，由乙方负责协助目标公司办理本合同项下股权转让的工商变更登记手续。

6.1	The Parties agree that Party B shall be responsible for assisting the Target Company to go through the registration formalities for industrial and commercial change related to the Equity Transfer hereunder.

6.2	公司应当在取得本次股权转让后换发的营业执照后应在3个工作日内向甲方提供加盖公章的更新后的营业执照复印件以及股东《出资证明书》（附件二）。

6.2	The Company shall, within 3 working days after obtaining the business license renewed after the Equity Transfer, provide Party A with the renewed copy of the business license stamped with the official seal and the Shareholders’ Capital Contribution Certificate (Annex II).

6.3	工商变更登记手续所需费用由目标公司承担。

6.3	The cost of industrial and commercial change registration shall be assumed by the Target Company.

第七条 合同的变更、解除

Article 7 Change and Termination of Contract

7.1	本合同的任何修改、变更应经合同各方另行协商，并就修改、变更事项签署书面合同后方可生效。本合同项下的股权转让后，公司章程就有关投资人权利事项的约定与本合同的有关条款不一致的，以本合同为准，除非本合同当事人另行签订补充合同。

7.1	Any modification or alteration to this Contract shall not take effect unless the Parties hereto have negotiated separately and signed a written contract on such modification or alteration. After the Equity Transfer hereunder, if there is any discrepancy between the provisions of the Articles of Association on the rights of investors and the relevant provisions of this Contract, this Contract shall prevail, unless the Parties hereto sign a supplementary contract.

股权转让合同
Equity Transfer Contract

7.2	本合同在下列情况下解除：

7.2	This Contract shall be terminated under the following circumstances:

(1)	经合同各方当事人协商一致解除。

(1)	The Contract is terminated by mutual agreement of the Parties.

(2)	任一方发生影响股权交易的根本违约行为并在30天内不予更正的，或发生累计两次或以上违约行为，守约方有权单方解除本合同。

(2)	If either party commits a fundamental breach affecting the equity transaction and fails to correct it within 30 days, or has two or more breaches in total, the non-defaulting party shall have the right to unilaterally terminate this Contract.

(3)	因不可抗力，造成本合同无法履行。

(3)	This Contract cannot be performed due to force majeure.

有权提出解除合同的一方应当以书面形式通知，通知在到达其他各方时生效。

The party entitled to terminate the Contract shall give a written notice, which shall become effective upon receipt by the other party.

7.3	本合同解除后，如股权转让并未交割的，则各方无须进行交割；如受让方已支付股权受让款的，则转让方应于收到受让方发出解除通知书之日起15日内退还受让方支付的全部受让款，受让方收到转让方退还的全部受让款及赔偿款和违约金后，按转让方的要求配合办理股权变更登记。

7.3	After the termination of this Contract, if the Equity Transfer is not delivered, the Parties do not need to make delivery; if the Transferee has paid the Equity Transfer Price, the Transferor shall refund the Equity Transfer payments in full paid by the Transferee within 15 days upon receipt of the notice of termination issued by the Transferee. Upon receipt of all the Equity Transfer payments returned by the Transferor, as well as compensation and liquidated damages, the Transferee shall cooperate in the registration of equity change as required by the Transferor.

7.4	本合同被解除后，不影响一方当事人要求支付违约金和赔偿损失的权利。

7.4	The termination of this Contract shall not affect the right of a party to demand payment of liquidated damages and compensation for losses.

股权转让合同
Equity Transfer Contract

第八条 违约责任

Article 8 Liability for Breach of Contract

8.1	本合同生效后，各方应按照本合同的规定全面、适当、及时地履行其义务及约定，除不可抗力因素外若本合同的任何一方违反本合同的任何约定，则构成违约。

8.1	After this Contract comes into force, each party shall perform its obligations and provisions in a comprehensive, appropriate, and timely manner in accordance with the provisions of this Contract. Except for force majeure, any breach of any provision hereof by either party shall constitute a breach of contract.

8.2	除非另有约定,各方同意，本合同的违约金为本合同项下股权转让款的5％，但甲方无正当理由逾期支付股权转让款时应付的违约金为每延期一日应向乙方支付逾期付款金额的万分之五。

8.2	Unless otherwise agreed, the Parties agree that the liquidated damages hereof shall be 5% of the Equity Transfer Price hereunder, provided that if Party A delays in paying the Equity Transfer Price without justifiable reasons, the liquidated damages payable shall be 0.05% of the overdue payment payable to Party B for each day of delay.

8.3	一旦发生违约行为，违约方应当向守约方支付违约金，并赔偿因其违约而给守约方造成的损失。

8.3	In case of any breach, the defaulting party shall pay liquidated damages to the non-defaulting party and compensate the non-defaulting party for the losses caused by its breach.

8.4	支付违约金并不影响守约方要求违约方继续履行合同。

8.4	The payment of liquidated damages shall not affect the request of the non-defaulting party to the defaulting party to continue to perform the Contract.

股权转让合同
Equity Transfer Contract

第九条 争议的解决

Article 9 Dispute Resolution

9.1	本合同的效力、解释及履行均适用中华人民共和国法律。

9.1	The validity, interpretation, and performance of this Contract shall be governed by the laws of the People’s Republic of China.

9.2	合同各方当事人因本合同发生的任何争议，均应首先通过友好协商解决，协商不成，任何一方可向丙方所在地的人民法院提起诉讼。

9.2	Any dispute arising out of this Contract shall be settled by the Parties through friendly negotiation. If negotiation fails, either party may file a lawsuit with the People’s Court at the place where Party C is located.

第十条 通知及送达

Article 10 Notice and Service

10.1	在本合同有效期内，因法律、法规、政策的变化，或任一方丧失履行本合同的资格和/或能力，导致影响本合同的履行，该方应承担相应的在合理时间内通知的义务。

10.1	During the term of this Contract, if the performance of this Contract is affected by changes in laws, regulations, and policies, or if either party loses its qualification and/or capacity to perform this Contract, such party shall be obliged to give corresponding notice within a reasonable time.

10.2	合同各方同意，与本合同有关的任何通知，以书面送达方式方为有效。

10.2	The Parties agree that any notice in connection with this Contract shall be effective only if it is served in writing.

10.3	通知送达下列地点或各方的实际经营地或住所地:

10.3	The notice shall be served to the following places or the actual place of business or domicile of each party:

甲方地址： 浙江省绍兴市杭州湾上虞经济技术开发区纬七东路5号

Address of Party A: No.5, Weiqi East Road, Shangyu Economic and Technological Development Zone, Hangzhou Bay, Shaoxing City, Zhejiang Province

乙方地址： 浙江省金华市婺城区雅畈镇下店村37号

Address of Party B: No.37, Xiadian Village, Yafan Town, Wucheng District, Jinhua City, Zhejiang Province

丙方地址： 浙江省金华市婺城区金西经济开发区丹霞路500号

Address of Party C: No.500, Danxia Road, Jinxi Economic Development Zone, Wucheng District, Jinhua City, Zhejiang Province

股权转让合同
Equity Transfer Contract

第十一条 合同的生效

Article 11 Effectiveness of the Contract

本合同由各方在本合同文首注明之日签署并于签署之日起生效。

This Contract shall be executed by the Parties on the date indicated at the beginning of this Contract and shall come into force on the date of execution.

第十二条 其他

Article 12 Miscellaneous

12.1	本合同的任何条款无效，且其无效对本合同的履行不产生根本性影响时，该等条款的无效不影响本合同其它条款的效力。

12.1	In the event that any provision of this Contract is invalid and its invalidity does not fundamentally affect the performance of this Contract, the invalidity of such provision shall not affect the validity of other provisions hereof.

12.2	任何一方未能行使或迟延行使其在本合同项下之任何权利，并不构成对该等权利的放弃；任何一方未能追究或迟延追究其他方当事人在本合同项下的责任并不构成对该等责任的豁免。

12.2	The failure or delay by either party to exercise any of its rights hereunder shall not constitute a waiver of such right; the failure or delay by either party to hold the other party liable under this Contract shall not constitute a waiver of such liability.

12.3	本合同一式叁份，本合同各方各执一份，其余由目标公司持有以报有关登记机关办理变更登记之用。如果在工商登记备案中需要另行根据工商行政管理局或市场监督管理局要求签订股权转让协议等文书，各方可以另行签订，但协议内容与本协议发生冲突或不一致的，以本协议为准。

12.3	This Contract is made in triplicate, with each party holding one copy and the rest held by the Target Company for change registration with the relevant registration authority. If it is necessary to enter into an Equity Transfer agreement or other instruments as required by the Administration for Industry and Commerce or the Administration for Market Regulation for the industrial and commercial registration and filing, the Parties may enter into such instruments separately. In the event of any conflict or inconsistency between the content of such agreement and this Agreement, this Agreement shall prevail.

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股权转让合同
Equity Transfer Contract

（本页为浙江升阳再生资源科技有限公司《股权转让合同》的签署页）

(Signature Page of Equity Transfer Contract for Zhejiang Shengyang Renewable Resources Technology Co., Ltd.)

转让方（签名）

Transferor (signature) /s/ Xu Shengyang

受让方（公章）

Transferee (official seal): Zhejiang Hitrans Lithium Technology Co., Ltd.

授权代表：

Authorized representative: /s/ Wu Haijun

目标公司（公章）

Target Company (official seal): Zhejiang Shengyang Renewable Resources Technology Co., Ltd.

授权代表：

Authorized representative: /s/ Xu Shengyang

附件一

Annex I

浙江升阳再生资源科技有限公司主要管理人员和核心技术人员名单

List of Major Management Personnel and Core Technical Personnel of Zhejiang Shengyang Renewable Resources Technology Co., Ltd.

序号 S/N	姓名 Name	职务 Title
1	徐升洋 Xu Shengyang	董事长 Chairman
2	陆文 Lu Wen	总经理 General Manager
3	徐奕臻 Xu Yizhen	副总经理 Deputy General Manager

附件二

Annex II

浙江【】有限公司

Zhejiang [       ] Co., Ltd.

出资持股证明书

Capital Contribution Certificate

致：【】

To: [      ]

贵公司对【】有限公司（本“公司”）已完成出资金额人民币【】元（其中人民币【】万元作为对公司注册资本的增资，人民币【】元作为公司的资本公积金）。

In witness whereof, your company has completed a capital contribution of RMB [      ] (including RMB [      ] as an increase in the registered capital of the Company and RMB [      ] as the Company’s capital reserve) to [ ] Co., Ltd. (the “Company”).

出资后，贵公司持有本公司【】万元注册资本，即持有公司约【】%的股份。

After the capital contribution, your company holds a registered capital of RMB [      ], which is approximately [      ]% of the Company’s shares.

特此证明。

特此证明。

【】有限公司（公章）

[ ] Co., Ltd. (official seal)

法定代表人签署：

Legal representative (signature):

日期：2023年 月 日

Date: , 2023